UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2022

INFINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY (Address of principal executive offices)	10004 (Zip Code)

(212) 287-5010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Business Combination Agreement

On August 3, 2022, INFINT Acquisition Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“INFINT”), entered into a Business Combination Agreement with FINTECH Merger Sub Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of INFINT (“Merger Sub”), and Seamless Group Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Seamless”) (as may be amended and restated from time to time, the “Business Combination Agreement”). The Business Combination Agreement was unanimously approved by INFINT’s board of directors. If the Business Combination Agreement is approved by INFINT’s shareholders (and the other closing conditions are satisfied or waived in accordance with the Business Combination Agreement), and the transactions contemplated by the Business Combination Agreement are consummated, Merger Sub will merge with and into Seamless (the “Merger”), with Seamless surviving the Merger as a wholly owned subsidiary of INFINT (Seamless, as the surviving entity of the Merger, is referred to herein as “New Seamless” and such transactions are referred to collectively as the “Proposed Transactions”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Merger Consideration

Under the Business Combination Agreement, holders of Seamless’ shares (“Seamless Shareholders”) are expected to receive $400,000,000 (“Seamless Value”) in aggregate consideration in the form of INFINT ordinary shares, par value $0.0001 per share (“New INFINT Ordinary Shares”), equal to the quotient obtained by dividing (i) the Seamless Value divided by (b) $10.00.

At the effective time, by virtue of the Merger:

●	all shares of Seamless issued and outstanding immediately prior to the effective time will be canceled and converted into the right to receive, in accordance with the terms of the Business Combination Agreement and the Payment Spreadsheet (as defined in the Business Combination Agreement), the number of New INFINT Ordinary Shares set forth in the Payment Spreadsheet;

●	Seamless options that are outstanding immediately prior to the effective time, whether vested or unvested, will be converted into options to purchase New INFINT Ordinary Shares (such options, the “Exchanged Options”) in accordance with the terms of the Company Equity Plan (as defined in the Business Combination Agreement), the Business Combination Agreement and the Payment Spreadsheet. Following the effective time, the Exchanged Options will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Seamless option(s) immediately prior to the effective time.

●	the Seamless restricted stock unit awards (“RSUs”) that are outstanding immediately prior to the effective time will be converted into restricted stock unit awards to purchase New INFINT Ordinary Shares (such restricted stock unit awards, the “Exchanged RSUs”) in accordance with the terms of the Company Equity Plan, the Business Combination Agreement and the Payment Spreadsheet. Following the effective time, the Exchanged RSUs will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Seamless RSUs immediately prior to the effective time.

Proxy Statement/Prospectus and INFINT Shareholder Meeting

As promptly as practicable after the availability of certain required financial statements of Seamless, if applicable, INFINT and Seamless will prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement/prospectus that will be used as a proxy statement to be used in connection with the special meeting of the INFINT shareholders to be held to consider approval and adoption of (i) the Business Combination Agreement and the transactions contemplated therein, (ii) the issuance of New INFINT Ordinary Shares as contemplated by the Business Combination Agreement, (iii) the INFINT Second Amended and Restated Memorandum and Articles and (iv) any other proposals the parties deem necessary or desirable to effectuate the transactions contemplated by the Business Combination Agreement (collectively, the “INFINT Proposals”).

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INFINT Extension Proposal

Pursuant to the Business Combination Agreement, Seamless and INFINT agreed that unless the Business Combination Agreement will have otherwise been terminated in accordance with its terms or the INFINT Extension Funding Amount (as defined in the Business Combination Agreement) will have been deposited into INFINT’s trust account, if INFINT determines in good faith and in consideration of all relevant factors that it is probable that the Proposed Transactions will be consummated after November 23, 2022 but prior to February 23, 2023 (and INFINT provides notice of such determination in writing to Seamless), then INFINT will call an extraordinary general meeting of its shareholders regarding the INFINT Extension Proposal, to be held prior to November 23, 2022 (the “Outside Date”), and the parties will cooperate with the preparation, filing and mailing of proxy materials to be sent to the INFINT shareholders seeking approval of the INFINT Extension Proposal; provided, however, that such INFINT Extension Proposal will not seek to amend the INFINT organizational documents to extend the time period for INFINT to consummate a business combination beyond February 23, 2023.

Divestitures

Prior to the Closing, pursuant to the Business Combination Agreement, Seamless will spin-out, carve-out, divest or transfer all of the equity interests that it owns in (a) TNG (Asia) Ltd. (“TNG Asia”), (b) Future Network Technology Investment Co., Ltd. (“FNTI”) and (c) GEA Holdings Limited (“GEA”) (such spin-outs, carve-outs, divestitures or transfers, the “Divestitures”) such that, upon consummation of the Divestitures, TNG Asia, FNTI and GEA will no longer be affiliates of Seamless.

Seamless Headquarters

Prior to the Closing, Seamless will be required to relocate its headquarters from Hong Kong to a jurisdiction that is mutually agreed to by INFINT and Seamless, it being agreed that Singapore is an acceptable jurisdiction to the parties (the “Headquarters Relocation”).

Representations, Warranties and Covenants of Seamless, INFINT and Merger Sub

The Business Combination Agreement contains customary representations, warranties and covenants of (a) INFINT, (b) Merger Sub and (c) Seamless relating to, among other things, their ability to enter into the Business Combination Agreement and their respective outstanding capitalization. Seamless and INFINT have also agreed to customary “no shop” and interim operating covenants and obligations.

Conditions to Closing

The obligations of the parties (or, in some cases, some of the parties) to consummate the Proposed Transactions are subject to the satisfaction or waiver of certain customary conditions to closing, including, among other things: (i) receipt of all pre-closing approvals or clearances reasonably required under any applicable antitrust laws, (ii) after giving effect to the Proposed Transactions, INFINT having at least $5,000,001 of net tangible assets; (iii) approval by the required shareholders of Seamless and INFINT of the Business Combination Agreement and the Proposed Transactions, (iv) the absence of any law enacted or order issued or threatened in writing by a governmental authority having the effect of restricting or making the transactions contemplated by the Business Combination Agreement illegal or otherwise prohibiting, restricting or making illegal the consummation of the transactions contemplated by the Business Combination Agreement; (v) approval for the listing on the New York Stock Exchange (“NYSE”) of the New INFINT Ordinary Shares to be issued in connection with the Proposed Transactions; (vi) with respect to INFINT’s obligation to close only, the absence of any material adverse effect, or any change or effect that, individually or in the aggregate would result in a material adverse effect with respect to Seamless and its subsidiaries, taken as a whole, since the date of the Business Combination Agreement or is reasonably likely to prevent or materially delay the ability of Seamless to consummate the transactions contemplated under the Business Combination Agreement; (vii) with respect to Seamless’ obligation to close only, the absence of any material adverse effect, or any change or effect that, individually or in the aggregate would result in a material adverse effect with respect to INFINT and its subsidiaries, taken as a whole, since the date of the Business Combination Agreement or is reasonably likely to prevent or materially delay the ability of INFINT to consummate the transactions contemplated under the Business Combination Agreement; (vii) the performance or compliance in all material respects by the parties with all the agreements and covenants required to be performed by such party under the Business Combination Agreement on or prior to the Closing Date; (vii) the receipt of certain required third party consents; (viii) the resignation of certain officers and directors of INFINT; and (ix) with respect to INFINT’s obligation to close only, completion of the Divestures, including termination of contracts relating to Divestures, Headquarter Relocation and conversion by Seamless of certain convertible bonds and option deeds.

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Termination

The Business Combination Agreement may be terminated by the parties under certain circumstances prior to the Closing, including, among others:

●	by mutual written consent of INFINT and Seamless;

●	by either INFINT or Seamless if the Proposed Transactions have not occurred prior to the Outside Date; provided that the Outside Date will automatically be extended, without any further action by any party, to (i) February 23, 2023 if the INFINT Extension Funding Amount will have been deposited into the INFINT’s trust account or (ii) as provided in the Extension Proposal if it will have been approved by the INFINT Shareholders; provided that the Business Combination Agreement may not be terminated by any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a closing condition on or prior to the Outside Date;

●	by either INFINT or Seamless if the consummation of the transactions contemplated by the Business Combination Agreement is permanently restricted, enjoined or prohibited by the terms of a final, non-appealable order issued by governmental authority;

●	by either INFINT or Seamless if any of the INFINT Proposals will fail to receive the required shareholder approval;

●	by INFINT if Seamless will have failed to deliver the required shareholder approval within one hour of the execution and delivery of the Business Combination Agreement;

●	by INFINT if Seamless is in breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement such that the applicable conditions of Seamless would not be satisfied; provided that INFINT had not waived the breach and INFINT and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement (subject to certain notice and cure rights and formalities set forth therein);

●	by Seamless if INFINT and Merger Sub are in breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement such that the applicable conditions of INFINT or Merger Sub would not be satisfied; provided that Seamless had not waived the breach and is not then in material breach of its representations, warranties, covenants or agreements in the Business Combination Agreement (subject to certain notice and cure rights and formalities set forth therein);

●	by INFINT if certain required financial statements will not have been delivered to INFINT by Seamless on or before not later than fifteen (15) days from the date of the Business Combination Agreement;

●	by INFINT if, after thirty-five (35) days from the date that the draft Registration Statement was confidentially submitted to the SEC or the Registration Statement was filed with the SEC, as applicable, INFINT reasonably and in good faith believes that it will not be in a position to distribute the Proxy Statement with an effective Registration Statement to the INFINT Shareholders as a direct or indirect result of the potential conflict with the investment mandate set forth in INFINT’s prospectus in connection with its initial public offering (“IPO Prospectus”); or

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●	by INFINT if the Registration Statement has not been declared or become effective by October 9, 2022 and INFINT reasonably and in good faith believes that it will not be in a position to distribute the Proxy Statement with an effective Registration Statement to the INFINT Shareholders as a direct or indirect result of the potential conflict with the investment mandate set forth in the IPO Prospectus.

Effect of Termination

If the Business Combination Agreement is terminated, the entire Business Combination Agreement will become void and there will be no liability under the Business Combination Agreement on the part of any party except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Expenses; Termination Fee

All transaction expenses will be paid by the party incurring such transaction expenses, except that (i) Seamless will pay: (a) all expenses relating to all SEC and other regulatory filing fees incurred in connection with the Proposed Transactions, (b) all expenses incurred in connection with printing, mailing and soliciting proxies with respect to the Proxy Statement and Registration Statement (including the cost of all copies thereof and any amendments thereof or supplements thereto), (c) expenses incurred in connection with any filings with or approvals from the NYSE in connection with the Proposed Transactions and (d) expenses relating to the filing fees for any approvals or clearances required under any antitrust laws; in each case as such expenses will be incurred or otherwise be due and payable. In addition, if (A) the PCAOB Audited Financials shall not have been delivered to INFINT by Seamless on or before fifteen (15) days from the date of the Business Combination Agreement, (B) certain third-party approvals will not have been timely obtained by Seamless or (C) INFINT determines in good faith and in consideration of all relevant factors that it is probable that the Proposed Transactions will not be consummated prior to the Outside Date as a result of any action or inaction of Seamless and/or any of its representatives, including prior to the date of the Business Combination Agreement (collectively, the “Seamless Caused INFINT Extension Items”) and, as a result thereof, INFINT determines to call a meeting of the INFINT shareholders in order to approve the INFINT Extension Proposal, Seamless will pay for all third-party costs and expenses (including attorneys’ fees and expenses) incurred by INFINT in connection with such meeting of the INFINT shareholders, including the costs of preparing, filing and mailing a proxy statement in connection therewith. In addition to the foregoing, (a) if INFINT determines (in its sole discretion) not to call a meeting of the INFINT shareholders to approve the INFINT Extension Proposal, (y) any of the Seamless Caused INFINT Extension Items have occurred, and (c) INFINT and Infint Capital LLC (the “Sponsor”) instead agree to deposit the INFINT Extension Funding Amount into the trust account, then INFINT will provide written notice of INFINT’s intent to do so and Seamless will deposit or procure the deposit of the INFINT Extension Funding Amount into the trust account prior to the Outside Date.

In addition to the foregoing, (a) if INFINT terminates the Business Combination Agreement pursuant to Section 9.01(i) of the Business Combination Agreement, Seamless will pay INFINT, by wire transfer of immediately available funds within two (2) business days after such termination, an amount equal to the INFINT Extension Funding Amount as a termination fee; and (b) if INFINT terminates the Business Combination Agreement pursuant to Section 9.01(j) of the Business Combination Agreement, Seamless will pay INFINT, by wire transfer of immediately available funds within two (2) business days after such termination, an amount equal to two times (2x) the INFINT Extension Funding Amount as a termination fee.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about INFINT, Seamless, Merger Sub or the other parties thereto. In particular, the assertions embodied in representations and warranties by INFINT, Seamless, and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about INFINT, Seamless or Merger Sub.

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Shareholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, INFINT, Seamless Shareholders and Seamless entered into the Shareholder Support Agreement, pursuant to which, among other things, such Seamless Shareholders party thereto agreed to (a) vote their Seamless shares in support and favor of the Business Combination Agreement, the proposed Transactions and all other matters or resolutions that could reasonably be expected to facilitate the proposed Transactions, (b) waive any dissenters’ rights in connection with the Transactions, (c) not transfer their respective Seamless shares and (d) terminate the Seamless’ shareholders’ agreement at or prior to Closing.

The foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference to the full text of the Shareholder Support Agreement, a copy of which is included as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Sponsor, INFINT and Seamless had entered into the Sponsor Support Agreement, pursuant to which, among other things, Sponsor agreed to (a) vote at the INFINT Shareholders’ Meeting in favor of the Business Combination Agreement and the Proposed Transactions, (b) abstain from redeeming any Sponsor founder shares in connection with the Proposed Transactions, and (c) waive certain anti-dilution provisions contained in INFINT Memorandum and Articles of Association.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibits 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

At the Closing, INFINT and certain Seamless Shareholders and INFINT shareholders party thereto (such shareholders, the “Holders”) will enter into the Registration Rights Agreement, pursuant to which, among other things, INFINT will be obligated to file a registration statement to register the resale of certain New INFINT Ordinary Shares held by the Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreement

At the Closing, INFINT will enter into individual Lock-Up Agreements with each of certain Seamless Shareholders (each, a “Locked-Up Shareholder”) pursuant to which, among other things, the New INFINT Ordinary Shares held by each Locked-Up Shareholder will be locked-up for a period ending on the earlier of (A) six (6) months following the Closing and (B) the date after the Closing on which INFINT consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction with an unaffiliated third party that results in all of INFINT’s shareholders having the right to exchange their INFINT Shares for cash, securities, or other property.

The foregoing description of the Lock-up Agreement is qualified in its entirety by reference to the full text of the form of Lock-up Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

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Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transactions, but does not contain all the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. INFINT intends to file with the SEC a registration statement on Form S-4 relating to the Proposed Transactions that will include a proxy statement /prospectus of INFINT. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all INFINT shareholders as of a record date to be established for voting on the Proposed Transactions. INFINT also will file other documents regarding the Proposed Transactions with the SEC. Before making any voting decision, investors and securities holders of INFINT are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions as they become available because they will contain important information about INFINT, Seamless and the Proposed Transactions.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by INFINT through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by INFINT may be obtained free of charge from INFINT’s website at https://infintspac.com/ or by written request to INFINT at INFINT Acquisition Corporation, 32 Broadway, Suite 401, New York, NY 10004.

Participants in Solicitation

INFINT, Merger Sub and Seamless and their respective directors and officers may be deemed to be participants in the solicitation of proxies from INFINT’s shareholders in connection with the Proposed Transactions. Information about INFINT’s directors and executive officers and their ownership of INFINT’s securities is set forth in INFINT’s filings with the SEC, including INFINT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 23, 2022. To the extent that such persons’ holdings of INFINT’s securities have changed since the amounts disclosed in INFINT’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Proposed Transactions of INFINT’s and Seamless’ respective directors and officers and other persons who may be deemed participants in the Proposed Transactions may be obtained by reading the proxy statement/prospectus regarding the Proposed Transactions when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Transactions between Seamless and INFINT, including statements regarding the benefits of the Proposed Transactions, the anticipated timing of the completion of the Proposed Transactions, the services offered by Seamless and the markets in which it operates, the expected total addressable market for the services offered by Seamless, the sufficiency of the net proceeds of the Proposed Transactions to fund Seamless’ operations and business plan and Seamless’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Proposed Transactions may not be completed in a timely manner or at all; (ii) the risk that the Proposed Transactions may not be completed by INFINT’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by INFINT; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the adoption of the business combination agreement by the shareholders of INFINT and Seamless, the satisfaction of the minimum trust account amount following redemptions by INFINT’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the Proposed Transactions on Seamless’ business relationships, performance, and business generally; (vii) risks that the Proposed Transactions disrupts current plans and operations of Seamless as a result; (viii) the outcome of any legal proceedings that may be instituted against Seamless, INFINT or others related to the business combination agreement or the Proposed Transactions; (ix) the ability to meet NYSE listing standards at or following the consummation of the Proposed Transactions; (x) the ability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Seamless operates, variations in performance across competitors and partners, changes in laws and regulations affecting Seamless’ business and the ability of Seamless and the post-combination company to retain its management and key employees; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transactions; (xii) the risk that Seamless may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xiii) the ability to attract new users and retain existing users in order to continue to expand; (xiv) Seamless’ ability to integrate its services with a variety of operating systems, networks and devices; (xv) the risk that Seamless will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to Seamless’ business; (xviii) the risk of cyber security or foreign exchange losses; (xix) the risk that Seamless is unable to secure or protect its intellectual property; (xx) the effects of COVID-19 or other public health crises on Seamless’ business and results of operations and the global economy generally; and (xxi) costs related to the Proposed Transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of INFINT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by INFINT from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Seamless and INFINT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Seamless nor INFINT gives any assurance that either Seamless or INFINT will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of INFINT, Seamless, or Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of August 3, 2022, by and among INFINT, Merger Sub and Seamless.
10.1	Shareholder Support Agreement, dated as of August 3, 2022, by and among INFINT and certain shareholders of Seamless.
10.2	Sponsor Support Agreement, dated as of August 3, 2022, by and among INFINT, Sponsor and Seamless.
10.3	Form of Registration Rights Agreement
10.4	Form of Lock-Up Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPoration

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

Date: August 9, 2022